                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        [COMMUNITY BANCSHARES LETTERHEAD]

                                                                     May 5, 1998


To Our Shareholders:

         Your are cordially invited to attend the Annual Meeting of Shareholders of Community Bancshares, Inc. (the "Company"), the holding company for Wilkes National Bank (the "Bank"), which will be held in mid-June 1998. Your Board of Directors and management look forward to greeting personally those shareholders able to attend the Annual Meeting. At this Annual Meeting, as set forth in the attached Notice of Annual Meeting and Preliminary Proxy Statement, the shareholders are being asked to elect to the Board of Directors Gilbert R. Miller, Rebecca Ann Sebastian and Randy D. Miller, each for a three year term, and to consider and vote on such other matters as may properly come before the meeting or any adjournments or postponements thereof. Your Board of Directors recommends that you vote for the election of these three nominees.

         As most of you are aware, two of our eleven directors, Edward F. Greene and Joe D. Severt have filed a lawsuit against the Company and eight of the other directors alleging that the Company has been "mismanaged" for our personal benefit. Their claims are without merit and procedurally flawed and we have responded by denying the allegations and by asserting counterclaims against Messrs. Greene and Severt, as well as against Mr. Greene's son, Stephen B. Greene (collectively, the "Minority Directors"). AS DETAILED MORE FULLY IN THE ATTACHED PRELIMINARY PROXY STATEMENT, WE BELIEVE THAT THE LAWSUIT WAS FILED AS A MEANS OF COERCING US INTO SELLING THE BANK AND TO OTHERWISE GIVING IN TO THE DEMANDS OF THE MINORITY DIRECTORS.

         We have been advised by the Minority Directors that they intend to engage in a proxy fight to elect their own slate of candidates to serve on your Board of Directors. At the Annual Meeting, they intend to oppose your Board's three nominees and to propose their own slate of candidates. Although the Board of Directors welcomes the views of all shareholders and their participation in the Company's affairs, we believe that the election of experienced, loyal and dedicated directors who know and are known and respected in our community, and who are interested in and dedicated to the long-term growth of the Company, is in the best interest of the Company and its stockholders. ACCORDINGLY, WE URGE YOU NOT TO SIGN ANY PROXIES SOLICITED BY EDWARD F. GREENE, JOE D. SEVERT OR STEPHEN B. GREENE.

         After much evaluation, and in consultation with our financial and legal advisors, we strongly believe that remaining independent is our best course of action at the present time. Remaining independent allows us to more effectively meet the needs of our customers, and therefore enhance shareholder value. Moreover, even if the sale of the Company is in our future, we believe (and our financial advisors agree) that it is premature to sell the Company at our current stage of development. It is important for our shareholders to send a message to the Minority Directors that you support Management and our policies and are unwilling to sell the Company at the present time. The sale of the Company may serve the immediate personal interests of the Minority Directors, but it does not represent a well thought out strategy to enhance value for all shareholders.

         We are pleased to enclose the Company's 1997 Annual Report to Shareholders. 1997 was an excellent year for our Company. During the year, the Company's NET INCOME INCREASED 79% to $628,122 or $0.40 per share, while LOANS INCREASED 31%, and DEPOSITS INCREASED 26%. In addition, we have continued to maintain a high quality loan portfolio. Most importantly, however, we continue to gain market share, primarily at the expense of our competitors. We believe that our 1997 financial performance, as well as management's policies, position us well for future growth and profitability as an independent, community-owned Bank.

         In summary, we believe that we have done an outstanding job of building stockholder value and that we have earned your trust and support. We are committed to keeping you informed of further developments in our proxy battle with the Minority Directors and you may be assured that we will continue to act in the best interest of the Company and all of its shareholders. We urge you not to allow the Minority Directors' selfish objectives and obstructionist tactics to disrupt the Company or dictate its future and your investment in it. Thank you for your continued support.


                                    Sincerely,


                                    /s/ Dwight E. Pardue
                                    Dwight E. Pardue
                                    Chairman of the Board


                                    /s/ Ronald S. Shoemaker
                                    Ronald S. Shoemaker
                                    President and Chief Executive Officer



THE COMPANY'S PRELIMINARY PROXY MATERIALS ARE SUBJECT TO REVIEW BY THE SECURITIES AND EXCHANGE COMMISSION. AS SOON AS THIS REVIEW, IF ANY, IS COMPLETED, WE WILL MAIL TO YOU OUR DEFINITIVE PROXY STATEMENT, ALONG WITH A PROXY CARD FOR YOU TO VOTE YOUR SHARES. SHOULD YOU HAVE ANY QUESTIONS IN THE MEANTIME, PLEASE DO NOT HESITATE TO CALL US AT (336) 903-0600, EXTENSION 300.

                  PRELIMINARY PROXY MATERIALS DATED MAY 5, 1998

                              SUBJECT TO COMPLETION

         This information included herein is as it is expected to be when the definitive proxy materials are mailed to shareholders of Community Bancshares, Inc. This proxy statement will be revised to reflect actual facts at the time of the filing of definitive proxy materials.

         No Proxy Card will accompany these materials until definitive proxy material is distributed.

                           COMMUNITY BANCSHARES, INC.
                             1600 CURTIS BRIDGE ROAD
                        WILKESBORO, NORTH CAROLINA 28697

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE ___, 1998


         The Annual Meeting of Shareholders of Community Bancshares, Inc. (the "Company") will be held on ____________, June ___, 1998 at 11:00 a.m., at the Holiday Inn, Curtis Bridge Road, Wilkesboro, North Carolina 28697, for the following purposes:

         (1) To elect three (3) directors to serve for a term of three years and until their successors are elected and qualified; and

         (2) To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on May 8, 1998 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                    By Order of the Board of Directors,



                                    Ronald S. Shoemaker
                                    President and Chief Executive Officer

Wilkesboro, North Carolina
May __, 1998

         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND
PERSONALLY.

                  PRELIMINARY PROXY MATERIALS DATED MAY 5, 1998

                              SUBJECT TO COMPLETION

         This information included herein is as it is expected to be when the definitive proxy materials are mailed to shareholders of Community Bancshares, Inc. This proxy statement will be revised to reflect actual facts at the time of the filing of definitive proxy materials.

         No Proxy Card will accompany these materials until definitive proxy material is distributed.

                           COMMUNITY BANCSHARES, INC.
                             1600 CURTIS BRIDGE ROAD
                        WILKESBORO, NORTH CAROLINA 28697


                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE ___, 1998

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancshares, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on ____________, June ___, 1998, and any adjournments and postponements thereof (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying notice of the meeting. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May __, 1998. The address of the principal executive offices of the Company is 1600 Curtis Bridge Road, Wilkesboro, North Carolina 28697.

         At the Annual Meeting, shareholders will consider and vote upon the election of three directors of the Company to serve as Class I directors for a term of three years and until the successors are elected and qualified. Edward
F. Greene, Joe D. Severt and Stephen B. Greene (collectively the "Minority Directors") have proposed nominees in opposition to those selected by the Board of Directors and are soliciting proxies in connection therewith. THE BOARD URGES SHAREHOLDERS TO VOTE FOR THE BOARD'S NOMINEES AND AGAINST THE MINORITY DIRECTORS' NOMINEES.

VOTING AND REVOCATION OF PROXIES

         The Board of Directors has fixed the close of business on May 8, 1998 as the record date (the "Record Date") for the determination of the holders of the Company's Common Stock entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were _____________ shares of Common Stock issued and outstanding.

         The holders of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Shares which are present in person or by proxy but abstain from voting with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum at the Annual Meeting.

         A PROXY CARD IS ENCLOSED FOR SHAREHOLDER USE. If the proxy card is properly executed and returned to the Company in time to be voted, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED FOR THE BOARD'S THREE NOMINEES TO FILL THE THREE DIRECTORSHIPS WITH TERMS EXPIRING AT THE ANNUAL MEETING. It is not anticipated that any matters other than those set forth in the Notice of Meeting will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in accordance with their best judgment.

         The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by (i) delivering a written notice of revocation to the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. The proxy card furnished by the Board of Directors, if properly executed and delivered, will revoke all prior proxies, including any prior proxy furnished to the Minority Directors.

         Regardless of the number of shares of Common Stock owned, it is important that shareholders be represented by proxy or in person at the Annual Meeting and at any adjournments or postponements thereof. Shareholders are requested to vote by completing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

         THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN THE PROXY CARD SENT TO YOU BY THE MINORITY DIRECTORS. WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED A PROXY CARD, THE BOARD URGES YOU TO SHOW YOUR SUPPORT FOR THE BOARD OF DIRECTORS BY EXECUTING AND DATING THE ENCLOSED PROXY CARD AND MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. A LATER DATED AND SIGNED PROXY CARD WILL REVOKE ANY PREVIOUSLY PROVIDED PROXY CARD. YOU ARE UNDER NO OBLIGATION TO NOTIFY THE MINORITY DIRECTORS THAT YOU HAVE EXECUTED OUR PROXY CARD OR TO RESPOND TO THEIR INQUIRIES.

SOLICITATION OF PROXIES

         The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors, executive officers and employees of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company will also request persons, firms and corporations holding shares in their name, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company will bear the cost of soliciting proxies on behalf of the Board of Directors of the Company. In light of the pending proxy contest and although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent by the Company in connection with the solicitation of proxies and related matters (excluding (i) the salaries of officers and employees of the Company and (ii) the normal expenses of an uncontested election) will be approximately $10,000, none of which had been paid as of May 1, 1998.

VOTE REQUIRED

         Directors shall be elected by a plurality of votes casts. The holders of the Common Stock may not vote their shares cumulatively for the election of Directors. The shares which abstain from voting will be counted as shares represented. Shares considered present at the Annual Meeting that are not voted (including broker non-vote and extensions) will not be counted either for or against the approval of such proposal.

                                   BACKGROUND

THE LITIGATION

         On December 23, 1997, the Company and eight of its directors (which directors are referred to herein as "Management") were sued by Edward F. Greene and Joe Severt, individually and derivatively on behalf of the Company. Messrs. Greene and Severt are shareholders and directors of the Company. The lawsuit is styled Edward F. Greene and Joe Severt, Individually and Derivatively on Behalf of Community Bancshares, Inc. v. Ronald S. Shoemaker, Dwight Pardue, Rebecca Ann Sebastian, Colin Shoemaker, Gilbert Miller, Robert Rickets, Brent Eller, Ray Ferguson and Community Bancshares, Inc.; in the North Carolina General Court of Justice, Superior Court Division; File No.: 97-CvS-2118 (the "Litigation").

         On February 24, 1998, the Minority Directors filed an Amended Complaint against the Company and the individual directors. The Amended Complaint asserts claims for alleged waste of corporate assets, conversion, fraud, willful misconduct, breach of fiduciary duty and duty to act in good faith, removal of defendant directors, an order allowing attendance of the Minority Directors' counsel at board meetings, an order allowing the Minority Directors to record board meetings, an order sealing the court file, and a declaratory judgment concerning the 1998 election of board members.

         On February 27, 1998, the Company and the defendant directors filed a joint motion to dismiss the Amended Complaint on the grounds that the Minority Directors failed to state a claim for relief, and that the Minority Directors failed to make the requisite written demand on the Company and failed to wait the requisite 90 days before commencing the Litigation. On March 3, 1998, the Company also filed its Answer, Counterclaims and Third-Party Complaint. By its Answer, the Company denies all liability. The Company asserted counterclaims against the Minority Directors for breach of fiduciary duty, breach of duty of good faith, breach of loyalty, misappropriation of business and corporate opportunities, imposition of constructive trust and accounting, removal of directors, unfair trade practices, and misappropriation of trade secrets. The individual defendant directors have not yet been required to file an Answer, but plan to do so denying all liability. The Court has not yet ruled on the pending motion to dismiss the Litigation.

         On March 24, 1998, the Minority Directors filed an Answer to the Company's Counterclaims and Third-Party Complaint denying all liability.

BACKGROUND OF DISPUTE WITH MINORITY DIRECTORS

         Although the Litigation was only recently filed by the Minority Directors, disputes between the Minority Directors and Management, however, began in the fall of 1996 after the Minority Directors had purchased sufficient stock -- at $10.00 per share -- to control about one-third of the Company's outstanding shares. Ostensibly, the Minority Directors claimed to be unhappy with Management's income projections for 1997, but it appears their real interest was to oust Dwight Pardue as Chairman, replacing him with Ed Greene, and to seek control of the Board. Simultaneously, Management began to question several actions by the Minority Directors which they believed to be breaches of the Minority Directors' fiduciary duties to the Company. In addition to these complaints by Management, the Federal Reserve criticized the Company for excessive rent charged by Ed Greene to the Company for rental of the Bank's main branch.

         These disputes erupted in the spring of 1997 when the Minority Directors challenged the slate of directors proposed by Management for election by the shareholders in May of that year. Following the defeat of Ed Greene as a candidate for chairman of the Company and a compromise election of directors (one additional director, selected by the Minority Directors was nominated and elected however, she subsequently resigned), the Minority Directors in June 1997 orally offered to sell all of their stock to Management at a price of $12.00 per share. Management accepted that offer and was prepared to close the transaction at the Company's July board meeting. At that meeting, the Minority Directors refused to sell as agreed and instead revealed that they had received an offer from First Community Bank of West Virginia, a West Virginia based bank holding company ("FCB"), to purchase all of the Company's stock at a price of approximately $13.00 per share. Although Management was upset that the Minority Directors had reneged on their offer to sell and secretly solicited the FCB offer in lieu of such sale, they appropriately proposed that the Board of Directors secure a professional analysis of the fairness of the FCB offer before acting upon the offer.

         The Board of Directors of the Company retained The Robinson-Humphrey Company, LLC ("Robinson-Humphrey") to advise it with respect to the fairness to the shareholders of the Company, from a financial point of view, of the FCB offer. Robinson-Humphrey is a nationally recognized investment banking firm and was selected by the Board based on Robinson-Humphrey's experience and expertise. As part of its investment banking business, Robinson-Humphrey is regularly engaged in the valuation of financial institutions and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. After thorough evaluation, Robinson- Humphrey concluded that the price offered by FCB was fair, but because the Company is at a relatively early stage of its growth and development and based on Management's financial projections, it would be premature to sell the Company at the present time. Instead, Robinson-Humphrey recommended that the Board defer selling the Company for several years, when its size would improve its cost efficiency and profitability, thereby increasing its market value. On that basis, Management -- as board members -- voted to remain independent and decline the FCB offer, over the Minority Directors' objections.

         In November 1997, further friction developed between the parties when Management proposed that the Company issue 500,000 shares of new stock for sale in a private placement, only to persons owning less than 10% of the Company's stock, at $12.50 per share. The stock sale was proposed for a number of reasons, including a need for additional capital and a desire to create a more liquid market in the stock. The Minority Directors objected to that proposed sale as being unnecessary and a purported effort by Management to "water down" the Minority Directors' percentage ownership of and influence over the Company.

         Shortly thereafter, on December 12, 1997, the Minority Directors filed a lawsuit against the Company and certain of its directors, which lawsuit was substantially similar to the Litigation, with the exception that it also included a request for injunctive relief regarding the issuance of additional shares of common stock of the Company. To resolve this lawsuit, the Company on December 18, 1997, entered into a settlement agreement with the Minority Directors, which provided, among other things, for the payment of the Minority Directors' legal fees, for rescission of the proposed stock offering and for the Company to cease and desist any and all efforts to raise any capital stock of any kind for a period of one year unless all parties agree to the contrary or unless an impartial expert appointed by the parties concludes that the issuance of additional stock is in the best interest of the Company. Notwithstanding the foregoing, in the event that the Federal Reserve Bank or the Comptroller directs either the Company or the Bank to raise capital, then this prohibition shall not apply. Management initiated that settlement as an initial step in resolving the ongoing business disputes with the Minority Directors and to avoid the expense of protracted litigation.

         Shortly after the settlement agreement was executed, however, the Minority Directors commenced the Litigation. The Minority Directors filed the Litigation the same day the settlement agreement concerning the first lawsuit was filed with the court, parroting many of the same claims of alleged "mismanagement" they had asserted and just settled.

         Shortly after the Litigation was filed by the Minority Directors, Management made a written offer to the Minority Directors in January 1998, to purchase all of their shares of Common Stock, warrants and options at a price of $14.00 per share. This offer was rejected by the Minority Directors, who then responded with a written offer to purchase a portion of Management's stock in the Company at $14.00 per share, with further stipulation that all of Management resign from the Company's board, and Ed Greene be elected chairman. Simultaneously, the Minority Directors proposed to retain Ron Shoemaker as President and Chief Executive Officer of the Bank, together with all other active management. Management promptly rejected that offer.

         The Company filed its answer and counterclaims against the Minority Directors and Severt and Greene, a partnership controlled by the Minority Directors, in March 1998. The answer and counterclaims were filed in advance of a pending newspaper story about the litigation, which publicity was solicited by the Minority Directors. That answer denies any liability, asserts affirmative defenses, and asserts that the Litigation should be dismissed because the Minority Directors have failed to properly institute their purported derivative action (which requires prior written demand and 90 days in which the Company might respond, plus a determination by an independent committee of directors or others that the derivative action in is the best interests of the shareholders, none of which has occurred). The Company's counterclaims assert that the Minority Directors breached their duties as directors by competing with (and bidding against) the Bank for the purchase of property, pre-empting the Banks' opportunities to purchase needed property based upon insider information, misusing confidential customer information for their personal business purposes, causing Bank employees to make decisions for their personal benefit and other "self-dealing" incidents.

         The Company has asked that the Court hold the Minority Directors liable for breach of their fiduciary duties and their duties of good faith and loyalty, misappropriation of corporate opportunities, unfair trade practices and misappropriation of trade secrets. The Company also seeks affirmative relief, including the imposition of a constructive trust, an accounting by the Minority Directors with respect to their misconduct, and their removal from the Company's board.

         In an effort to resolve their disputes in advance of the Annual Meeting, Management and the Minority Directors agreed to submit their dispute to mediation. At the mediation, which took place on April 17, 1998, Management offered to purchase all of the Minority Directors' outstanding shares of Common Stock, warrants and options at a price of $15.50 per share, in exchange for, among other things, the resignation of each of the Minority Directors and the dismissal of the Litigation. The Minority Directors countered with a proposal to sell their shares of Common Stock to Management at a price of $26.00 per share, which represents a price well in excess of the "fair value" as determined by the Minority Directors' own outside valuation expert. In the alternative, the Minority Directors put forth several other proposals, including the sale of the Company to FCB, the auction of the Company to the highest bidder and the elimination of the Company's staggered Board of Directors. Management believed the $26.00 offer price asked by the Minority Directors to be unreasonable. The other proposals put forward by the Minority Directors were deemed to be contrary to the best interest of the Company and its shareholders and therefore rejected by Management. As a result, no agreement was reached among the parties during the mediation. The mediation did, however, reconfirm the Minority Directors' desire to sell the Company to FCB or, in the alternative, to the highest bidder.

DIRECTOR NOMINEES

         The Minority Directors have nominated for election to the Board of Directors at the Annual Meeting Stephen B. Green (who is one of the Minority Directors), Roger Mathis, Janice S. Robertson and Joseph Lamb. Although the Minority Directors have nominated four persons for election, only three positions are up for election this year. Because the Minority Directors have insisted on a sale of the Company, we believe that the election of their nominees will only serve to further that goal.

         On the other hand, the election of Management's nominees will send a message to the Minority Directors that the Company is currently not for sale and that it is in the shareholders' and the community's best interest for the Company to remain independent. Two of Management's nominees, Gilbert R. Miller and Rebecca Ann Sebastian, have been directors of the Company since inception and have each made significant contributions to the Company and the Bank. Management's third nominee, Randy D. Miller would replace Stephen B. Greene, one of the Minority Directors. Randy Miller is a respected businessman in our community and has much to offer to the Company and the Bank.

RECOMMENDATION OF MANAGEMENT

         The Minority Directors' claims that the Company is under-performing ring hollow in light of its remarkable growth over the past five years. As a start-up bank, Management has focused principally on growth. A community bank has high fixed costs in its early years, regardless of the level of loans (which are interest earning assets). As a community bank grows its loan portfolio, its net interest income increases materially to the point at which these and other revenues cover the Bank's fixed costs and it becomes profitable. The Company became profitable in May 1993, well in advance of the projections contained in the Bank's Charter Application. Since then, the Company's net income has grown from $3,624 in 1993 to over $625,000 in 1997. The Company's net income for the first quarter of 1998 was $255,000, which represents an annualized $1.0 million for 1998 or a 59% increase over 1997. Since 1992, when the Bank's market share in Wilkes County was 2.4% (placing it seventh among area banks), the Bank's market share has grown to 12.8% (placing it fourth among area banks, behind only First

Union, NationsBank and Wachovia). We strongly believe that remaining independent allows us to more effectively meet the needs of our customers and, therefore, enhance shareholder value. AS A RESULT, WE URGE YOU TO SUPPORT MANAGEMENT'S CURRENT POLICIES AND RETAIN CONTROL OF YOUR BANK BY ELECTING THE THREE NOMINEES PROPOSED BY MANAGEMENT AND REJECTING THOSE PROPOSED BY THE MINORITY DIRECTORS.


                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of eleven directors. The Company's Articles of Incorporation provide for a classified board of directors, whereby approximately one-third of the members of the Company's Board of Directors are elected each year at the Company's Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, successors to the class of directors whose term expires at the Annual Meeting will be elected for a three year term. Two Class I directors and an additional nominee of management are presently standing for election to the Board. The Board of Directors recommends the election of the three nominees listed below.

         In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than three nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the Common Stock is required for the election of the three nominees standing for election. Management of the Company has no reason to believe that any nominee will not serve if elected.

         The following persons have been nominated by management for election to the Board of Directors as Class I directors, to serve for a term of three years and until their successors are elected and qualified:

         GILBERT R. MILLER, age 68, is presently retired. From 1947 to 1986, Mr. Miller served as President and Chief Executive Officer of Miller Brothers Lumber Company. Mr. Miller has been a director of the Company since 1990.

         REBECCA ANN SEBASTIAN, age 62, is presently retired. Ms. Sebastian served as Media Coordinator at the North Wilkesboro Elementary School from 1972 until her retirement in 1994. Ms. Sebastian has been a director of the Company since 1990.

         RANDY D. MILLER, age 42, has served as President of Randy Miller Lumber Company since 1983. Mr. Miller has also served as President of Randy Miller Trucking Company since 1983, and as President of Pine Log Company since 1995.

         Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the Annual Meeting of Shareholders.

         BRENT F. ELLER, age 58, has served as Secretary and Treasurer of the Company since June 1990. Mr. Eller served as an operations specialist with Lowe's Companies, Inc., a retail building materials and home center chain, from 1980 until his retirement in 1994.

         JACK R. FERGUSON, age 71, is presently retired. From 1954 to 1985, he served in various capacities with Lowe's Companies, Inc., including most recently as manager of the Hendersonville, North Carolina store.

         EDWARD F. GREENE, age 68, is presently retired. Mr. Greene currently serves as Chairman of the Board of the Bank. From 1954 to 1984, Mr. Greene served in various capacities with Lowe's Companies, Inc., including most recently, Senior Vice President.

         DWIGHT E. PARDUE, age 69, is presently retired. Mr. Pardue currently serves as Chairman of the Board of the Company. From 1956 to January 1990, Mr. Pardue served in various capacities with Lowe's Companies, Inc., including most recently Senior Executive Vice President.

         ROBERT F. RICKETTS, DDS, age 48, is a dentist who has been engaged in private practice in North Wilkesboro since 1976.

         JOE D. SEVERT, age 67, has been retired since 1971. From 1956 to 1971, Mr. Severt served in various capacities with Lowe's Companies, Inc., including most recently as office and credit manager of its Roanoke, Virginia store.

         R. COLIN SHOEMAKER, age 54, has served as Controller and Officer Manager of Key City Furniture Company, Inc. since 1985.

         RONALD S. SHOEMAKER, age 58, has served as President of the Company since June 1990, and has been engaged in the organization of the Company and the Bank since February 1990. Mr. Shoemaker served as Senior Vice President and City Executive for Southern National Bank of North Carolina from 1985 to 1988.

         Ronald S. Shoemaker, President and a director of the Company and the Bank, is the brother of R. Colin Shoemaker, a director of the Company and the Bank. Stephen B. Greene is the son of Edward F. Greene, both of whom are directors of both the Company and the Bank. Randy D. Miller, a director nominee, is the son of Gilbert R. Miller, a director of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1994

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1997, the Company has complied with all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders, except as follows: R. Colin Shoemaker, Brent F. Eller, Jack R. Ferguson, Rebecca Ann Sebastian, Robert
F. Ricketts, Dwight E. Pardue, Gilbert R. Miller, Rebecca Lowe, Edward F. Greene, Stephen B. Greene and Joe D. Severt each had a late filing relating to the grant of non-employee director options in July 1997. In addition, Edward F. Greene failed to file on a timely basis one report relating to one transaction, and Stephen B. Greene failed to file on a timely basis three reports relating to a total of three transactions.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held 11 meetings during the year ended December 31, 1997. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served. The Company's Board of Directors has seven standing committees -- the Executive Committee, the Real Estate Committee, the Stock Option Committee, the Stock Dividend Committee, the Additional Capital Committee, the Audit Committee and the Directors' Nominating Committee.

         The Executive Committee presently consists of Ronald S. Shoemaker, Robert F. Ricketts, Joe D. Severt, Brent F. Eller, R. Colin Shoemaker and Edward
F. Greene. The Executive Committee exercises all of the authority of the Board of Directors and the management of the Company during the period of time between meetings of the Board of Directors. The Executive Committee held two meetings during 1997.

         The Real Estate Committee presently consist of R. Colin Shoemaker, Gilbert R. Miller, Jack Ray Ferguson, Stephen B. Greene and Ronald S. Shoemaker. The Real Estate Committee has been assigned the functions of making recommendations to the full Board regarding real estate requirements and opportunities for the Company. The Real Estate Committee held three meetings during 1997.

         The Stock Option Committee presently consist of Joe D. Severt, Edward
F. Greene, Robert F. Ricketts, Jack Ray Ferguson and Rebecca Ann Sebastian. The Stock Option Committee has been assigned the function of administrating the Company's stock option plan and granting options thereunder. The Stock Option Committee held two meetings during 1997.

         The Stock Dividend Committee presently consist of Edward F. Greene, Ronald S. Shoemaker, Rebecca Ann Sebastian, Robert F. Ricketts and Stephen B. Greene. The Stock Dividend Committee has been assigned the functions of making recommendations to the full Board regarding whether dividends should be paid to shareholders and whether to declare stock splits. The Stock Dividend Committee did not meet during 1997.

         The Additional Capital Committee presently consist of Ronald S. Shoemaker, Edward F. Greene, Joe D. Severt, Gilbert R. Miller, Rebecca Ann Sebastian and Brent F. Eller. The Additional Capital Committee has been assigned the functions of making recommendations to the full Board regarding when and how to raise additional capital. The Additional Capital Committee did not meet during 1997.

         The Audit Committee presently consist of Brent F. Eller, Joe D. Severt, Rebecca Ann Sebastian and Jack Ray Ferguson. The Audit Committee has been assigned the principal functions of (i) recommending the independent auditors,
(ii) reviewing and approving the annual report of the independent auditors,
(iii) approving the annual financial statements and (iv) reviewing and approving summary reports to the auditors' findings and recommendations. The Audit Committee held four meetings during 1997.

         The Directors' Nominating Committee presently consist of Rebecca Ann Sebastian, Ronald S. Shoemaker, Gilbert R. Miller and Jack Ray Ferguson. The Directors Nominating Committee has been assigned the functions of making recommendations to the full Board for the selection of director nominees. The Directors' Nominating Committee held one meeting during 1997.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of May 1, 1998 with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, and (iii) all executive officers and directors of the Company as a group.

                                                   AMOUNT AND
                                                    NATURE OF                      PERCENT OF
                                                   BENEFICIAL                     OUTSTANDING
BENEFICIAL OWNER                                  OWNERSHIP (1)                      SHARES
----------------                                  -------------                   -----------
Brent F. Eller (2)...........................         27,524                           2.1%
Jack R. Ferguson (3).........................         74,738                           5.6
Edward F. Greene (4).........................        276,226                          20.1
Stephen B. Greene (5)........................        133,726                           9.7
Gilbert R. Miller (6)........................         66,828                           5.0
Randy D. Miller(7)...........................         51,168                           3.9
Dwight E. Pardue (8).........................         84,096                           6.2
Robert F. Ricketts, DDS (9)..................         45,786                           3.5
Rebecca Ann Sebastian (10)...................         64,310                           4.8
Joe D. Severt (11)...........................        278,776                          20.3
R. Colin Shoemaker (12)......................         21,424                           1.6
Ronald S. Shoemaker (13).....................         79,696                           5.8
All executive officers and directors
  as a group (11 persons).....................     1,153,130                          64.8

*  Less than 1% of shares outstanding.


---------------

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 1,303,756 shares outstanding, except for certain parties who hold presently exercisable warrants or options to purchase shares. The percentages for those parties who hold presently exercisable warrants or options are based upon the sum of 1,303,756 shares plus the number of shares subject to presently exercisable warrants or options held by them, as indicated in the following notes.

(2) Includes 8,724 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Of the 27,524 shares beneficially owned by Mr. Eller, 8,800 are owned jointly with his wife and 2,000 are owned by his IRA.

(3) Includes 31,538 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Of the 74,738 shares beneficially owned by Mr. Ferguson, 33,200 shares are owned by Mr. Ferguson jointly with his spouse, and 2,000 shares are held by the Ferguson Educational Trust. Mr. Ferguson's address is 71 Beaverdam Road, Candler, North Carolina 28715.

(4) Includes 1,600 shares held by a corporation in which Mr. Greene has a 50% ownership interest, 800 shares owned by Mr. Greene's wife, 62,226 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Mr. Greene's address is 216 Fairway Lane, Wilkesboro, North Carolina 28697.

(5) Includes 62,226 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Mr. Greene's address is P.O. Box 1943, North Wilkesboro, North Carolina 28659.

(6) Includes 20,190 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Shares are owned by Mr. Miller jointly with his spouse.

(7) Includes 14,306 shares subject to presently exercisable stock purchase warrants.

(8) Includes 34,096 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Mr. Pardue's address is P.O. Box 791, North Wilkesboro, North Carolina 28659.

(9) Includes 12,786 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options.

(10) Includes 5,000 shares owned jointly by Ms. Sebastian with a relative, 16,310 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options.

(11) Includes 1,600 shares held by a corporation in which Mr. Severt has a 50% ownership interest, 62,226 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Mr. Severt's address is 4460 North Carolina Highway 163, West Jefferson, North Carolina 28694.

(12) Includes 5,824 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Of the 21,424 shares beneficially owned by Mr. Shoemaker, 4,180 shares are owned jointly with his wife, 1,210 shares are owned by Mr. Shoemaker's IRA and 1,210 shares are owned by his wife's IRA.

(13) Includes 9,500 shares subject to presently exercisable stock purchase warrants and 57,596 shares subject to presently exercisable stock options. Mr. Shoemaker's address is 924 Pleasant Home Church Road, Miller's Creek, North Carolina 28651.

                             EXECUTIVE COMPENSATION

        The following table provides certain summary information for the fiscal years ended December 31, 1997, 1996 and 1995 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer. None of the other executive officers of the Company had a total annual salary and bonus which exceeded $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM
                                                   ANNUAL COMPENSATION                          COMPENSATION
                              -------------------------------------------------------           ------------
         NAME AND                                                           OTHER                NUMBER OF
         PRINCIPAL                                                          ANNUAL                OPTIONS             ALL OTHER
         POSITION             YEAR          SALARY          BONUS        COMPENSATION             AWARDED          COMPENSATION(2)
         --------             ----          ------          -----        ------------             -------          ------------
Ronald S. Shoemaker,          1997        $ 89,406         $18,000         $13,462(1)              10,000              $4,470
  President and Chief         1996          88,830          18,000          11,659(1)              10,264               4,333
  Executive Officer           1995          79,443          18,000              --                  7,332               4,112

---------------

(1) Includes an annual automobile allowance of $6,600 and disability insurance premiums of $3,940 and $3,184 paid by the Company in 1997 and 1996, respectively.

(2)     Represents the Company's matching contribution under its 401(k) Plan.

        Currently, the directors of the Company receive no cash compensation for their services. Each of the Company's outside directors receives an automatic annual grant of options to purchase 2,000 shares of Common Stock of the Company on each July 1, provided that such director has served on the Board of Directors of the Company during the twelve month period immediately preceding the option grant. All new directors will also receive an option to purchase 2,000 shares of Common Stock upon their election to the Board of Directors of the Company.

EMPLOYMENT AGREEMENT

        In February 1995, the Company entered into an Employment Agreement with Ronald S. Shoemaker, pursuant to which Mr. Shoemaker serves as President and Chief Executive Officer of the Company. The Employment Agreement is for a term of five years, provided, however, that during each of the first five years, an additional year will be added to the term of the agreement, so that the Employment Agreement will expire on February 1, 2005. The Employment Agreement provides for an annual base salary of $84,000 and bonuses to be determined in the discretion of the Board of Directors. Mr. Shoemaker has also been granted an option to purchase 40,000 shares of Common Stock of the Company, exercisable over a term of ten years at an exercise price of $10.00 per share. The Employment Agreement requires the Bank to maintain a key man life insurance policy on Mr. Shoemaker in the amount of $500,000. The Employment Agreement provides for certain severance payments to be paid to Mr. Shoemaker in the event of a change of control of the Company. In the event of a change in control, if Mr. Shoemaker cannot reach agreement with respect to his employment arrangements following such change in control, Mr. Shoemaker will be entitled to receive a lump sum cash payment equal to $300,000. In addition, in the event Mr. Shoemaker is terminated by the Company without cause, he will receive during the balance of his term of employment the annual base salary which would otherwise be payable to Mr. Shoemaker had he remained in the employ of the Company.

        The Employment Agreement contains noncompete provisions, effective through the actual date of termination of the Employment Agreement and for a period of one year thereafter in the event Mr. Shoemaker terminates his employment with the Company. The noncompete provisions of the Employment Agreement may not be enforceable under North Carolina law if judicially deemed to be unreasonable.

STOCK OPTION PLAN

        On May 28, 1993, the Company's shareholders adopted a 1993 Incentive Stock Option Plan (the "Plan") for employees who are contributing significantly to the management or operation of the business of the Company or its subsidiaries as determined by the committee administering the Plan. The Plan provides for the grant of up to 400,000 options at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the Plan. The option exercise must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Stock options granted pursuant to the Plan will expire on or before (1) the date which is the tenth anniversary of the date the option is granted, or (2) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

        In May 1994, the Plan was amended to, among other things, provide for the automatic annual grant of options to purchase 2,000 shares of Common Stock to each of the Company's outside directors.

        The following table provides certain information concerning individual grants of stock options made during the fiscal year ended December 31, 1997 to Ronald S. Shoemaker:


                                                OPTION GRANTS IN LAST FISCAL YEAR
                                                         INDIVIDUAL GRANTS
                                      -------------------------------------------------------------
                                                             % OF TOTAL
                                                               OPTIONS
                                           OPTIONS           GRANTED TO              EXERCISE
                                           GRANTED          EMPLOYEES IN           OR BASE PRICE            EXPIRATION
NAME                                         (#)             FISCAL YEAR           ($ PER SHARE)               DATE
----                                        -----           -------------          -------------               ----
Ronald S. Shoemaker..................     10,000(1)             16.1%                 $10.00                  1/1/07

----------------------------

(1)     Options vest immediately.

        The following table presents information regarding the value of unexercised options and warrants held at December 31, 1997 by Ronald S. Shoemaker. No stock options or warrants were exercised by Mr. Shoemaker and there were no SARs outstanding during fiscal 1997.

                                                        NUMBER OF                        VALUE OF UNEXERCISED
                                                   UNEXERCISED OPTIONS                   IN-THE-MONEY OPTIONS
                                                   AT FISCAL YEAR END                   AT FISCAL YEAR END(1)
                                            -----------------------------          ------------------------------
NAME
-----
                                              EXERCISABLE/UNEXERCISABLE               EXERCISABLE/UNEXERCISABLE
                                              -------------------------               -------------------------
Ronald S. Shoemaker....................               57,096(2)/0                             $475,326/$0

-----------------

(1) Dollar values calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 1996 ($16.00) and the exercise price of such options.

(2) Includes 9,500 stock purchase warrants granted in connection with the Company's initial stock offering.

                              CERTAIN TRANSACTIONS

        On June 27, 1991, the Company entered into a Lease Agreement with Edward
F. Greene and his wife, Frances C. Greene to lease an approximately 1,600 square foot facility in Wilkesboro, North Carolina. On June 27, 1996, this Lease Agreement expired and the Bank entered into a New Lease Agreement with Mr. and Mrs. Greene to lease the same facility. On November 17, 1993, the Company also entered into a lease agreement with Edward F. Greene and Joe D. Severt to lease an approximately 1,200 square foot facility in North Wilkesboro, North Carolina. Lease payments by the Company pursuant to these agreements, including property taxes, totaled $72,949 during 1997 and $72,110 during 1996. Edward F. Greene and Joe D. Severt are directors of both the Company and the Bank.

        The Company's subsidiary, Wilkes National Bank, has outstanding loans to certain of the Company's directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        Francis & Company has served as independent auditors of the Company for the fiscal year ended December 31, 1997 and have been selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Representatives of Francis & Company are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                          ANNUAL REPORT ON FORM 10-KSB

        The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company at 1600 Curtis Bride Road, Wilkesboro, North Carolina 28697. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.

                              SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received at the Company's principal executive offices by January 30, 1999 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

        Certain of the directors of the Company and the Company's nominees for director are participants in the solicitation of proxies on behalf of the Company's Board of Directors. Certain information with respect to such participants is set forth in Appendix A hereto.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matter should come before the annual meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.


                                    By Order of the Board of Directors,




                                    Ronald S. Shoemaker
                                    President and Chief Executive Officer



Wilkesboro, North Carolina
May __, 1998

                                                                      APPENDIX A

                  ADDITIONAL INFORMATION REGARDING PARTICIPANTS


         Because of the nature of the proposals which are to be brought before the Annual Meeting, the rules of the Securities and Exchange Commission (the "SEC") require the Company to make available to the shareholders certain additional information with respect to "participants" (as such term is defined in Rule 14a-11(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in the Board of Directors' solicitation. Pursuant to the rules of the SEC, the persons named below may be deemed to be participants (each, a "Participant" and collectively, the "Participants") in the solicitation by the Board of Directors in opposition to the nominees proposed by the Minority Directors at the Annual Meeting. As such, set forth below is certain information required pursuant to the rules of the SEC with respect to Participants in such solicitation.

         The following information is with respect to the Company's executive officers and directors who are deemed to be Participants in the Board's solicitation.

                                                                                                 NUMBER OF
BENEFICIAL OWNER                                                    POSITION                   SHARES OWNED
----------------                                                    --------                   ------------
Brent F. Eller........................................       Secretary and Director              27,524(2)
  649 Vannoy Maxwell Road
  Purlear, North Carolina 28665
Jack R. Ferguson......................................              Director                     74,738(3)
  71 Beaverdam Road
  Candler, North Carolina 28715
Gilbert R. Miller.....................................              Director                     66,828(4)
  P.O. Box 1497
  Miller's Creek, North Carolina 28651
Randy D. Miller.......................................          Director Nominee                 51,168(5)
  164 Old Highway 60
  Miller's Creek, North Carolina 28651
Dwight E. Pardue......................................              Director                     84,096(6)
  P.O. Box 791
  North Wilkesboro, North Carolina 28659
Robert F. Ricketts....................................              Director                     45,786(7)
  P.O. Box 157
  North Wilkesboro, North Carolina 28659
Rebecca Ann Sebastian.................................              Director                     64,310(8)
  159 Little Mountain Church Road
  North Wilkesboro, North Carolina 28659

                                                                                                 NUMBER OF
BENEFICIAL OWNER                                                    POSITION                   SHARES OWNED
----------------                                                    --------                   ------------
R. Colin Shoemaker....................................              Director                     21,424(9)
  516 Germantown Road
  Wilkesboro, North Carolina 28697
Ronald S. Shoemaker...................................             President,                    79,696(10)
  924 Pleasant Home Church Road                              Chief Executive Officer
  Miller's Creek, North Carolina 28651                            and Director

-----------------

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 1,303,756 shares outstanding, except for certain parties who hold presently exercisable warrants or options to purchase shares. The percentages for those parties who hold presently exercisable warrants or options are based upon the sum of 1,303,756 shares plus the number of shares subject to presently exercisable warrants or options held by them, as indicated in the following notes.

(2) Includes 8,724 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Of the 27,524 shares beneficially owned by Mr. Eller, 8,800 are owned jointly with his wife and 2,000 are owned by his IRA.

(3) Includes 31,538 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Of the 74,738 shares beneficially owned by Mr. Ferguson, 33,200 shares are owned by Mr. Ferguson jointly with his spouse, and 2,000 shares are held by the Ferguson Educational Trust.

(4) Includes 20,190 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Shares are owned by Mr. Miller jointly with his spouse.

(5) Includes 14,306 shares subject to presently exercisable stock purchase warrants.

(6) Includes 34,096 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options.

(7) Includes 12,786 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options.

(8) Includes 5,000 shares owned jointly by Ms. Sebastian with a relative, 16,310 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options.

(9) Includes 5,824 shares subject to presently exercisable stock purchase warrants and 8,000 shares subject to presently exercisable stock options. Of the 21,424 shares beneficially owned by Mr. Shoemaker, 4,180 shares are owned jointly with his wife, 1,210 shares are owned by Mr. Shoemaker's IRA and 1,210 shares are owned by his wife's IRA.

(10) Includes 9,500 shares subject to presently exercisable stock purchase warrants and 57,596 shares subject to presently exercisable stock options.

        Set forth below is a summary of the securities of the Company purchased or sold within the past two years by each of the Participants.

INDIVIDUAL                                   SHARE ACTIVITY
----------                                   ---------------
Brent F. Eller.............................  None
Jack R. Ferguson...........................  None
Gilbert R. Miller..........................  Purchased 15,000 shares of Common Stock on September
                                             20, 1996
Randy D. Miller............................  Purchased 1,000 shares of Common Stock on July 23, 1997
Dwight E. Pardue...........................  Purchased 1,000 shares of Common Stock on September 20,
                                             1996
Robert F. Ricketts.........................  Purchased 10,000 shares of Common Stock on September
                                             20, 1996
Rebecca Ann Sebastian......................  Purchased 5,000 shares of Common Stock on September 20,
                                             1996; Purchased 5,000 shares of Common Stock by exercise
                                             of Stock Purchase Warrants on April 10, 1998
R. Colin Shoemaker.........................  None
Ronald S. Shoemaker........................  Purchased two shares of Common Stock on May 10, 1997


        None of the foregoing persons owns of record any securities of the Company which are not also beneficially owned by them nor do they beneficially own, directly or indirectly, any securities of any parent or subsidiary of the Company. Except for the information disclosed herein and in the Proxy Statement, none of the foregoing persons nor any associate of such person is or was during the past year a party to any contract, arrangement or understanding with any person with respect to securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. With the exception of Ronald S. Shoemaker, who has an Employment Agreement with the Company, none of the foregoing persons nor any associate of such persons has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since January 1, 1997, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

                                                                      APPENDIX B


                            COMMUNITY BANCSHARES, INC.
                             1600 CURTIS BRIDGE ROAD
                        WILKESBORO, NORTH CAROLINA 28697


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS.

         The undersigned hereby appoints Ronald S. Shoemaker and Brent F. Eller, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of COMMUNITY BANCSHARES, INC. to be held on _______, June __, 1998, at 11:00 a.m. at the Holiday Inn, Curtis Bridge Road, Wilkesboro, North Carolina, and any adjournments or postponements thereof:

         1. To elect three (3) directors for a term of three years and until their successors are elected and have qualified.

          [ ] FOR all nominees listed below     [ ]  WITHHOLD AUTHORITY to
              (except as marked to the               vote for all nominees listed below
              contrary below)

GILBERT R. MILLER, REBECCA ANN SEBASTIAN and RANDY D. MILLER

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------


         2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE NOMINEES AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                           Please date and sign this Proxy exactly as name(s) appears on the mailing label.


                           -----------------------------------------------------

                           -----------------------------------------------------

                           Print Name(s):_______________________________________

                           NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

                           Dated: ______________________________________________